SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: August 13, 2003


                               UNITED ENERGY CORP.
                -------------------------------------------------
               (Exact name of Registrant as specified in charter)


          Nevada                      000-30841                22-3342379
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      (State or other                (Commission            (I.R.S. Employer
      jurisdiction of                 File No.)            Identification No.)
      incorporation)



                          600 Meadowlands Parkway #20,
                              Secaucus, N.J. 07094
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (800) 327-3456
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              (Registrant's telephone number, including area code)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On August 13, 2003, United Energy Corp. (the "Company") dismissed Grant Thornton, LLP (the "Former Auditor") as its independent auditor. The Company's dismissal of the Former Auditor was approved by the entire Board of Directors of the Company upon the recommendation of the Company's Audit Committee.

     The Former Auditor's report on the Company's financial statements for the two years ended March 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor was such opinion qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years and the interim preceding such dismissal, we are not aware of any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the Former Auditor, would have caused it to make references to the subject matter of the disagreement(s) in connection with its report.

     We are not aware of any reportable events that have occurred during the two most recent fiscal years and the interim period preceding the dismissal of the Former Auditor.

     The Company has engaged the firm of Imowitz Koenig & Co., LLP, 125 Park Avenue, New York, NY 10017 and 212-867-8711 (the "New Auditor") as its independent auditor effective on or about August 13, 2003, to act as its independent auditor for the fiscal year ending March 31, 2004.

     During the two most recent fiscal years and the interim period preceding the appointment of the New Auditor, we have not consulted the New Auditor regarding either (i) the application of the accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor advice was provided to us that the New Auditor concluded was an important factor considered by us in reaching a decision as to the accounting of financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as defined in Regulation S-K, Item 304(a)(1)).

     The Company has authorized and requested the Former Auditor to respond fully to the inquiries of the New Auditor.

     The Company has provided the Former Auditor with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K. The Registrant requested that the Former Auditor furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. The Registrant has annexed such letter hereto as Exhibit 16.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) N/A

     (b) N/A

     (c) Exhibits

         16.1  Letter from Grant Thornton, LLP, dated August 18, 2003.

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized


                               UNITED ENERGY CORP.
                                  (Registrant)


Date:  August 19, 2003           By: /s/ Ronald Wilen
                                    ------------------------------------------
                                         Ronald Wilen
                                         Chairman and Chief Executive Officer